SUPPLEMENTAL FINANCIAL INFORMATION - Other Long-Term Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Other Assets, Noncurrent
Deferred tax assets	$ 748	$ 621
Non-current receivables, net	158	163
Contract assets	64	68
Capitalized implementation costs in hosting arrangements	68	0
Pension and other postretirement benefits	155	77
Investments	135	76
Other	67	64
Other non-current assets	$ 1,395	$ 1,069